Exhibit 10.3

EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 2

INCREMENTAL AMENDMENT NO. 2, dated as of November 1, 2013 (this “Amendment”), by and among Navios Maritime Partners L.P., a Marshall Islands limited partnership (the “Company”), and Navios Partners Finance (US) Inc., a Delaware corporation (the “U.S. Borrower” and together with the Company, each individually a “Borrower” and collectively the “Borrowers”), Morgan Stanley Senior Funding, Inc., as Administrative Agent (the “Administrative Agent”) under the Credit Agreement (as defined below), each Incremental Term Lender (as defined below), the Required Lenders and each of the other Loan Parties that is a party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 27, 2013, as amended by Incremental Amendment No. 1, dated as of October 31, 2013 (as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the other Loan Parties, the Administrative Agent, and the several banks, financial institutions, institutional investors and other entities from time to time party thereto, as Lenders (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrowers have hereby notified the Administrative Agent that they are requesting the establishment of an additional tranche of term loans (the “Incremental Term Loans” and the commitments relating thereto, the “Incremental Term Commitments”) pursuant to Section 2.19(a) of the Credit Agreement in an aggregate principal amount of $177,500,000;

WHEREAS, pursuant to Section 2.19(c) of the Credit Agreement, the Borrowers may obtain Incremental Term Commitments in respect of Incremental Term Loans by, among other things, entering into one or more Incremental Amendments in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the proceeds of the Incremental Term Loans (the “Incremental Proceeds”), together with cash in the amount of $57,500,000 provided as Cash Collateral by the Company (the “Additional Cash Collateral”) on or prior to the Incremental Amendment Effective Date (as defined below), will be deposited in the Collateral Account to be held, applied and/or disbursed in a manner as further detailed in this Amendment (i) to fund the purchase of the vessels set forth on Annex I (the “Incremental Identified Vessels”) and/or one or more Qualified Vessels (which may include a Qualified Vessel owned by a Subsidiary (including a Guarantor) that is not a Mortgaged Vessel Guarantor) and (ii) to pay the costs and expenses related to the incurrence of the Incremental Term Loans and any such acquisition of an Incremental Identified Vessel and/or one or more Qualified Vessels;

WHEREAS, Morgan Stanley Senior Funding, Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc. have acted as Joint Lead Arrangers and Joint Bookrunners in connection with the Incremental Term Loans and this Amendment (together, the “Joint Lead Arrangers”), and Deutsche Bank Securities Inc., S. Goldman Advisors, LLC, Credit Agricole Corporate and Investment Bank, DVB Capital Markets LLC, ABN AMRO Capital USA LLC and RS Platou Markets AS have acted as Co-Arrangers in connection with the Incremental Term Loans and this Amendment (the “Co-Arrangers”, and together, with the Lead Arrangers, the “Arrangers”);

WHEREAS, the Persons party to this Amendment as lenders with respect to the Incremental Term Loans (such Persons and any permitted assignees thereof, the “Incremental Term Lenders”) have indicated their willingness to lend such Incremental Term Loans on the terms and subject to the conditions herein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Loan Parties, the Administrative Agent and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes and the Loan Parties desire to amend the Credit Agreement pursuant to Section 10.1 (the “Additional Amendments”) as set forth below.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the Borrowers, the other Loan Parties, the Incremental Term Lenders party hereto, the Required Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I.

Incremental Amendment

Section 1.01 Incremental Term Commitments

(a) Subject to the terms and conditions set forth herein, each Incremental Term Lender severally agrees to make Incremental Term Loans to the Borrowers on the Incremental Amendment Effective Date (as defined below) in the amount of such Incremental Term Lender’s Incremental Term Commitment as set forth on Schedule A. Pursuant to Section 2.19(b) of the Credit Agreement, the Incremental Term Loans shall be Term Loans for all purposes under the Credit Agreement and each other Loan Document and shall have terms identical to the Term Loans outstanding under the Credit Agreement immediately prior to the date hereof (the “Existing Term Loans” and, together with the Incremental Term Loans, the “Term Loans”), which shall include among other things the following terms:

(b) Maturity Date. The Incremental Term Loans will mature on the Term Loan Maturity Date.

(c) Amortization. Section 2.3(a) of the Credit Agreement shall be deemed amended to reflect that the Borrowers shall repay to the Administrative Agent for the ratable account of each Incremental Term Lender, in quarterly installments on the last Business Day of each March, June, September and December, commencing with December 31, 2013, in an amount equal to 0.25% of the aggregate principal amount of the Incremental Term Loans funded on the Incremental Amendment Effective Date, with the final installment on the Term Loan Maturity Date equal to the remaining outstanding amount of the Incremental Term Loans.

(d) Initial Interest Rates and Interest Periods. The Borrowers and the Incremental Term Lenders hereby agree that the Incremental Term Loans incurred pursuant to this Amendment will be allocated ratably to each outstanding borrowing of Term Loans that are Eurodollar Rate Loans or ABR Loans under the Credit Agreement for purposes of determining the initial interest rate thereon and Interest Period therefor.

(e) Credit Agreement Governs. The Incremental Term Loans shall have identical terms as the Existing Term Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents, each reference to a “Term Loan” or “Term Loans” in the Credit Agreement shall be deemed to include the Incremental Term Loans and other related terms will have correlative meanings mutatis mutandis.

Section 1.02 Conditions to Effectiveness. Section 1.01 of this Amendment shall become effective on November 1, 2013 (the “Incremental Amendment Effective Date”) when:

(a) this Amendment shall have been executed and delivered by the Borrowers, the Loan Parties, each Incremental Term Lender party hereto and the Administrative Agent;

(b) the Administrative Agent shall have received copies of bring down personal property Lien, tax and judgment Lien searches received by the Company prior to the Incremental Amendment Effective Date, which shall not reveal the existence of any Liens on or security interest in Collateral of the Mortgaged Vessel Guarantors or any pledgor of Pledged Equity Interests other than (i) Permitted Liens or (ii) Liens as to which the Administrative Agent has received evidence satisfactory to it that the obligations secured by such Liens have been fully and finally discharged on or prior to the Incremental Amendment Effective Date;

(c) the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Incremental Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent, with appropriate insertions and attachments, including certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar Organizational Document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar Organizational Document of each Loan Party certified by a Responsible Officer as being in full force and effect on the Incremental Amendment Effective Date and (ii) a good standing certificate (in respect of each jurisdiction where the “good standing” concept exists) for each Loan Party from its jurisdiction of organization;

(d) the Administrative Agent shall have received a Solvency Certificate, dated the Incremental Amendment Effective Date, which demonstrates that the Company and the Restricted Subsidiaries, on a consolidated basis, are and, after giving effect to this Amendment and the other transactions contemplated hereby, will be and will continue to be, Solvent;

(e) the Administrative Agent and the Arrangers shall have received all fees required to be paid on or prior to the Incremental Amendment Effective Date, and all expenses required to be paid on the Incremental Amendment Effective Date for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent and the Arrangers) to the Company at least one (1) Business Day prior to Incremental Amendment Effective Date;

(f) the Administrative Agent shall have received the executed legal opinion of (i) Fried, Frank, Harris, Shriver & Jacobson, LLP, special counsel to the Loan Parties, (ii) Reeder & Simpson P.C., Marshall Islands and Liberia counsel for the Loan Parties, (iii) Camilleri, Delia, Randon & Associates, Republic of Malta counsel for the Loan Parties and (iv) Vives y Asociados, Republic of Panama counsel for the Loan Parties, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(g) the Administrative Agent shall have received a certificate of a Responsible Officer of the Company, dated the Incremental Amendment Effective Date, which certifies that (i) the conditions of making any extension of credit under Section 4.2 of the Credit Agreement are satisfied as of the Incremental Amendment Effective Date, (ii) the representations and warranties in Section 3.01 of this Amendment shall be true and correct in all material respects as of the date hereof and (iii) the conditions of making an Incremental Term Loan set forth in Section 2.19(a) of the Credit Agreement are satisfied as of the Incremental Amendment Effective Date;

(h) the Administrative Agent shall have received an amendment to each existing Ship Mortgage existing prior to the Incremental Amendment Effective Date relating to the Existing Vessels, M/V Navios Joy and M/V Navios Harmony in form and substance reasonably satisfactory to the Administrative Agent, reflecting this Amendment and the transactions contemplated hereunder; and

(i) the Company shall have deposited into the Collateral Account the Additional Cash Collateral on or prior to the Incremental Amendment Effective Date;

provided that, with respect to clauses (f) and (h) of this Section 1.02, if such items cannot be delivered on the Incremental Amendment Effective Date after the Borrowers’ use of commercially reasonable efforts to do so, then the provision of such items shall not constitute a condition to the effectiveness of this Amendment but instead shall be required to be delivered within thirty (30) days (or such longer period as agreed to by the Administrative Agent in its sole discretion) of the Incremental Amendment Effective Date.

Section 1.03 Use of Proceeds. The Incremental Proceeds, together with the Additional Cash Collateral, will be used to fund the acquisition of the Incremental Identified Vessels (and to pay for any Permitted Repairs thereon and the costs and expenses related to such acquisition) and/or the acquisition of one or more Qualified Vessels in lieu of one or more of such Incremental Identified Vessels (and to pay for any Permitted Repairs thereon and the costs and expenses related to such acquisition) (each such acquisition, a “Vessel Acquisition”) and to pay costs and expenses related to the incurrence of the Incremental Term Loans. The consideration for each Vessel Acquisition, Permitted Repairs or other cost or expense shall be deemed to have been made to the extent of 75.50% from the Incremental Proceeds and 24.50% from the Additional Cash Collateral (the “Allocation Ratio”); provided that, if on the one year anniversary of the Incremental Amendment Effective Date (the “Outside Date”), any of the Incremental Proceeds shall not have been applied as provided above in this Section 1.03 to the acquisition of the Incremental Identified Vessels, other Qualified Vessels or Permitted Repairs or other costs or expenses in relation to the incurrence of the Incremental Term Loans or any such Vessel Acquisition, then, to the extent such unutilized Incremental Proceeds exceed $5,000,000 (all such unutilized Incremental Proceeds and not just the amount in excess of $5,000,000, the “Unutilized Incremental Proceeds Collateral”), then the Borrowers shall no later than five (5) Business Days following the Outside Date, apply such Unutilized Incremental Proceeds Collateral (together with other funds not constituting Cash Collateral available to the Borrower to be applied to the payment of any required prepayment premium and accrued but unpaid interest) to prepay, in accordance with Section 2.5(a) of the Credit Agreement, an aggregate principal amount of Term Loans equal to the amount of such Unutilized Incremental Proceeds Collateral. Upon consummation of such prepayment, to the extent permitted by the terms of the Credit Agreement (including after giving effect to Section 2.01 of this Amendment, if applicable) the remaining balance of the Additional Cash Collateral (such remaining amount determined in accordance with the Allocation Ratio described above in this Section 1.03) shall be released from the Collateral Account to a bank account designated by the Company, and shall no longer constitute Cash Collateral for purposes of the Credit Agreement and the other Loan Documents.

Section 1.04 Written Request. By its execution of this Amendment, the Borrowers hereby deliver and the Administrative Agent hereby acknowledges receipt of this Amendment as the satisfaction of the requirement to give written notice required to the Administrative Agent pursuant to Section 2.19(a) of the Credit Agreement.

ARTICLE II.

Additional Amendments

Section 2.01 Additional Amendments of Credit Agreement. Effective as of the Additional Amendment Effective Date (as defined below), the Required Lenders hereby agree that the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Loan To Value Ratio—Additional Indebtedness” in its entirety, and replacing it with the following language:

“‘Loan To Value Ratio — Additional Indebtedness”: at any time, in connection with the incurrence of any additional Indebtedness, the ratio of (x) the aggregate principal amount of Incremental Term Loans and/or Permitted Incremental Indebtedness to be incurred at such time to (y) the sum of (without duplication) (I) the aggregate Fair Market Value of all Collateral to be purchased by (or contributed to) one or more Mortgaged Vessel Guarantors with the proceeds of the issuance of such additional Indebtedness and other funds available to the Company and its Restricted Subsidiaries on the date of issuance of such additional Indebtedness and (II) any cash proceeds from the incurrence of such additional Indebtedness and any other funds, in each case, deposited (or to be deposited) as Cash Collateral in connection with the incurrence of such additional Indebtedness.’”

(b) Section 10.20(a) of the Credit Agreement is hereby amended by (i) adding “or” at the end of clause (7) of such Section, (ii) adding “or” at the end of clause (9) of such Section and (iii) adding the following language as a new clause (10) of such Section:

“(10) additional funds provided by the Borrowers as Cash Collateral in connection with the incurrence of Incremental Term Loans under any Incremental Amendment including (i) proceeds from the funding of such Incremental Term Loans (the “Incremental Proceeds Cash Collateral”) and (ii) other funds in connection therewith (other than the Incremental Proceeds Cash Collateral) (the “Other Funds Cash Collateral”);”

(c) Section 10.22(c) of the Credit Agreement is hereby amended by adding the following language at the end of such Section:

“Furthermore and notwithstanding any provisions of this Section 10.22 to the contrary, if in connection with the incurrence of Incremental Term Loans under any Incremental Amendment, the Borrowers shall have prepaid Term Loans with the Incremental Proceeds Cash Collateral in accordance with the terms of the Incremental Amendment relating to such incurrence, the Borrower shall be entitled to obtain a release of all the Other Funds Cash Collateral, deposited in the Collateral Account in connection with such Incremental Amendment, after the application of any such Other Funds Cash Collateral in connection with the acquisition of Incremental Identified Vessels (as defined the Incremental Amendment) and/or Qualified Vessels in accordance with the terms of such Incremental Amendment.”

Section 2.02 Additional Amendment Effectiveness. Section 2.01 of this Amendment shall become effective as of the first date (the “Additional Amendment Effective Date”) on which:

(a) this Amendment shall have been executed and delivered by the Loan Parties, the Administrative Agent and the Required Lenders; and

(b) all conditions set forth in Section 1.02 of this Amendment shall have been satisfied.

ARTICLE III.

Miscellaneous

Section 3.01 Representations and Warranties. By its execution of this Amendment, each Loan Party hereby certifies that:

(a) This Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing.

(b) The execution, delivery and performance of this Amendment and the other documents executed in connection herewith (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any law applicable to such Loan Party or the Organization Documents of any Loan Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any Contractual Obligation to which such Loan Party is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party (other than Permitted Liens).

(c) As of the Incremental Amendment Effective Date and the Additional Amendment Effective Date and before and after giving effect to this Amendment, the representations and warranties of the Borrowers and each other Loan Party contained in Article 3 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date.

(d) At the time of and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 3.02 Acknowledgments. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, the Incremental Term Loans) under the Security Documents and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Incremental Term Loans) pursuant to the Security Documents.

Section 3.03 Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 10.1 of the Credit Agreement.

Section 3.04 Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens (other than any filing, registration and recordation required in respect of each Ship Mortgage existing prior to the Incremental Amendment Effective Date).

Section 3.05 Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Loan Document.

Section 3.06 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTIONS 10.12 AND 10.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 3.07 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 3.08 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or electronic PDF shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as a Lender

By:	/s/ Robbie Pearson
	Name:	Robbie Pearson
	Title:	Authorized Signatory

[Incremental Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING, INC., as Incremental Term Lender

By:	/s/ Robbie Pearson
	Name:	Robbie Pearson
	Title:	Authorized Signatory

[Incremental Amendment No. 2]

COMPANY:
NAVIOS MARITIME PARTNERS L.P., as a Borrower

	By:	/s/ Vasiliki Papaefthymiou
		Name:	Vasiliki Papaefthymiou
		Title:	Secretary

U.S. BORROWER:
NAVIOS PARTNERS FINANCE (US) INC., as a Borrower

	By:	s/ Vasiliki Papaefthymiou
		Name:	Vasiliki Papaefthymiou
		Title:	President and Secretary

[Incremental Amendment No. 2]

GUARANTORS:
ALDEBARAN SHIPPING CORPORATION
ALEGRIA SHIPPING CORPORATION
AURORA SHIPPING ENTERPRISES LTD.
CHILALI CORP.
CUSTOMIZED DEVELOPMENT S.A.
FANTASTIKS SHIPPING CORPORATION
FELICITY SHIPPING CORPORATION
FLORAL MARINE LTD.
GALAXY SHIPPING CORPORATION
GEMINI SHIPPING CORPORATION
GOLEM NAVIGATION LIMITED
HYPERION ENTERPRISES INC.
KOHYLIA SHIPMANAGEMENT S.A.
KYMATA SHIPPING CO.
LIBRA SHIPPING ENTERPRISES CORPORATION
ORBITER SHIPPING CORP.
PALERMO SHIPPING S.A.
PANDORA MARINE INC.
PROSPERITY SHIPPING CORPORATION
SAGITTARIUS SHIPPING CORPORATION
SURF MARITIME CO.
PEARL SHIPPING CORPORATION
VELVET SHIPPING CORPORATION
JOY SHIPPING CORPORATION
JTC SHIPPING & TRADING LTD.
MICAELA SHIPPING CORPORATION

	By:	/s/ Anna Kalathaki
		Name:	Anna Kalathaki
		Title:	Treasurer/Director

NAVIOS MARITIME OPERATING L.L.C.

	By:	NAVIOS MARITIME PARTNERS L.P., as its sole member

	By:	/s/ Vasiliki Papaefthymiou
		Name:	Vasiliki Papaefthymiou
		Title:	Secretary

[Incremental Amendment No. 2]

Arrowpoint CLO 2013-1, LTD., as Lender			Canyon Capital CLO 2006-1, Ltd., as Lender

By: Canyon Capital Advisors LLC, its Asset Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle	By:	/s/ Jonathan M. Kaplan
	Title:	Portfolio Manager		Name:	Jonathan M. Kaplan
				Title:	Authorized Signatory

Canyon Capital CLO 2012-1, Ltd., as Lender			Wasatch CLO Ltd., as Lender

By: Canyon Capital Advisors, its Asset Manager			By: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan	By:	/s/ Kevin Egan
	Title:	Authorized Signatory		Name:	Kevin Egan
				Title:	Authorized Individual

The City of New York Group Trust, as Lender			QUALCOMM Global Trading Pte. Ltd., as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager			By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan		By:	/s/ Kevin Egan
	Name:	Kevin Egan		Name:	Kevin Egan
	Title:	Authorized Individual		Title:	Authorized Individual

Medical Liability Mutual Insurance Company, as Lender			North End CLO, Ltd., as Lender

By: Invesco Advisers, Inc. as Investment Manager			By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan	By:	/s/ Kevin Egan
	Title:	Authorized Individual		Name:	Kevin Egan
				Title:	Authorized Individual

[Incremental Amendment]

Marea CLO, Ltd., as Lender			Nomad CLO, Ltd., as Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager			By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan		By:	/s/ Kevin Egan
	Name:	Kevin Egan		Name:	Kevin Egan
	Title:	Authorized Individual		Title:	Authorized Individual

Linde Pension Plan Trust, as Lender			Invesco Senior Loan Fund, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager			By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan		By:	/s/ Kevin Egan
	Name:	Kevin Egan		Name:	Kevin Egan
	Title:	Authorized Individual		Title:	Authorized Individual

Invesco Zodiac Funds - Invesco US Senior Loan Fund, as Lender			Invesco Floating Rate Fund, as Lender

By: Invesco Management S.A. As Investment Manager			By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan		By:	/s/ Kevin Egan
	Name:	Kevin Egan		Name:	Kevin Egan
	Title:	Authorized Individual		Title:	Authorized Individual

Invesco Senior Income Trust, as Lender			Avalon IV Capital, Ltd., as Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor			By: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Kevin Egan		By:	/s/ Kevin Egan
	Name:	Kevin Egan		Name:	Kevin Egan
	Title:	Authorized Individual		Title:	Authorized Individual

[Incremental Amendment]

BOC Pension Investment Fund, as Lender			Diversified Credit Portfolio Ltd., as Lender

By: Invesco Senior Secured Management, Inc. as Attorney in Fact			By: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan		By:	/s/ Kevin Egan
	Name:	Kevin Egan		Name:	Kevin Egan
	Title:	Authorized Individual		Title:	Authorized Individual

Invesco Dynamic Credit Opportunities Fund, as Lender			Children’s Healthcare of Atlanta, Inc., as Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor			By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan		By:	/s/ Kevin Egan
	Name:	Kevin Egan		Name:	Kevin Egan
	Title:	Authorized Individual		Title:	Authorized Individual

Arrowood Indemnity Company, as Lender			Arrowood Indemnity Company, as administrator of The Pension Plan of Arrowood, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager			By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan	By:	/s/ Kevin Egan
	Title:	Authorized Individual		Name:	Kevin Egan
				Title:	Authorized Individual

Battalion CLO IV Ltd., as Lender			JPMC Retirement Plan Brigade Bank Loan, as Lender

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager			By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Manager

By:	/s/ James Keogh		By:	/s/ James Keogh
	Name:	James Keogh		Name:	James Keogh
	Title:	Bank Debt Manager		Title:	Bank Debt Manager

[Incremental Amendment]

BATTALION CLO 2007-I, LTD, as Lender			BATTALION CLO III LTD., as Lender

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager			By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ James Keogh		By:	/s/ James Keogh
	Name:	James Keogh		Name:	James Keogh
	Title:	Bank Debt Manager		Title:	Bank Debt Manager

GLG Ore Hill CLO 2013-1, Ltd., as Lender			Manulife Floating Rate Income Fund, as Lender

By: GLG Ore Hill LLC as Collateral Manager
			By:	/s/ Edward Myers
				Name:	Edward Myers
By:	/s/ Frederick Wahl			Title:	Director
	Name:	Frederick Wahl
	Title:	Managing Director

Morgan Stanley Senior Funding, Inc., as Lender			THL CREDIT WIND RIVER 2013-1 CLO LTD., as Lender

By:	/s/ Adam Savarese		By: THL Credit Senior Loan Strategies LLC, as Investment Manager
	Name:	Adam Savarese
	Title:	Authorized Signatory
			By:	/s/ Kathleen A Zarn
				Name:	Kathleen A Zarn
				Title:	Vice President

TRALEE CLO II, LTD., as Lender			Seix Multi-Sector Absolute Return Fund L.P., as Lender

By: Par-Four Investment Management, LLC As Collateral Manager			By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner

By: Seix Investment Advisors LLC, its sole member

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director	By:	/s/ George Goudelias
				Name:	George Goudelias
				Title:	Managing Director

[Incremental Amendment]

RidgeWorth Funds – Total Return Bond Fund, as Lender			Emory University, as Lender

By:	Seix Investment Advisors LLC, as Subadviser		By:	Seix Investment Advisors LLC, in its capacity as Investment Manager

By:	/s/ George Goudelias
	Name:	George Goudelias	By:	/s/ George Goudelias
	Title:	Managing Director		Name:	George Goudelias
				Title:	Managing Director

CNI Charter Funds – Fixed Income Opportunities Fund, as Lender			RidgeWorth Funds - Seix Floating Rate High Income Fund, as Lender

By:	Seix Investment Advisors LLC, as Subadviser		By:	Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias		By:	/s/ George Goudelias
	Name:	George Goudelias		Name:	George Goudelias
	Title:	Managing Director		Title:	Managing Director

Blue Cross of Idaho Health Service, Inc., as Lender			DUANE STREET CLO IV, LTD., as Lender

By:	Seix Investment Advisors LLC, as Investment Manager		By:	Napier Park Global Capital, LLC, As Collateral Manager

By:	/s/ George Goudelias		By:	/s/ Roger Yee
	Name:	George Goudelias		Name:	Roger Yee
	Title:	Managing Director		Title:	Director

REGATTA II FUNDING LP, as Lender			JPMorgan Core Plus Bond Fund, as Lender

By:	Napier Park Global Capital, LLC, attorney-in-fact
			By:	/s/ William J. Morgan
By:	/s/ Roger Yee			Name:	William J. Morgan
	Name:	Roger Yee		Title:	Managing Director
	Title:	Director

[Incremental Amendment]

Louisiana State Employees’ Retirement System, as Lender			Southern Ute Permanent Fund, as Lender

			By:	/s/ William J. Morgan
By:	/s/ William J. Morgan			Name:	William J. Morgan
	Name:	William J. Morgan		Title:	Managing Director
	Title:	Managing Director

JPMorgan Strategic Income Opportunities Fund, as Lender			National Railroad Retirement Investment Trust, as Lender

By:	/s/ William J. Morgan		By:	/s/ William J. Morgan
	Name:	William J. Morgan		Name:	William J. Morgan
	Title:	Managing Director		Title:	Managing Director

JPMorgan Leveraged Loans Master Fund LP, as Lender			Consumer Program Administrators, Inc., as Lender

By:	/s/ William J. Morgan		By:	/s/ William J. Morgan
	Name:	William J. Morgan		Name:	William J. Morgan
	Title:	Managing Director		Title:	Managing Director

Advanced Series Trust – AST JPMorgan Strategic Opportunities Portfolio, as Lender			LVIP – JP Morgan High Yield Fund, as Lender

			By:	/s/ William J. Morgan
By:	/s/ William J. Morgan			Name:	William J. Morgan
	Name:	William J. Morgan		Title:	Managing Director
	Title:	Managing Director

[Incremental Amendment]

Advanced Series Trust – AST High Yield Portfolio, as Lender			Hewitt Ennisknupp Inc., as Lender

			By:	/s/ William J. Morgan
By:	/s/ William J. Morgan			Name:	William J. Morgan
	Name:	William J. Morgan		Title:	Managing Director
	Title:	Managing Director

J.P. Morgan Chase Bank NA as Trustee of the JP Morgan Chase Retirement Plan, as Lender			Advanced Series Trust – AST J.P. Morgan Global Thematic Portfolio, as Lender

By:	/s/ William J. Morgan		By:	/s/ William J. Morgan
	Name:	William J. Morgan		Name:	William J. Morgan
	Title:	Managing Director		Title:	Managing Director

J.P. Morgan Floating Rate Income Fund, as Lender			Pacholder High Yield Fund Inc., as Lender

By:	/s/ William J. Morgan		By:	/s/ William J. Morgan
	Name:	William J. Morgan		Name:	William J. Morgan
	Title:	Managing Director		Title:	Managing Director

Commingled Pension Trust Fund (High Yield) of JPMorgan Chase Bank, N.A., as Lender			JPMorgan Income Builder Fund, as Lender

			By:	/s/ William J. Morgan
By:	/s/ William J. Morgan			Name:	William J. Morgan
	Name:	William J. Morgan		Title:	Managing Director
	Title:	Managing Director

JPMorgan High Yield Fund, as Lender			Remuda Capital Management, LTD., as Lender

By:	/s/ William J. Morgan		By:	/s/ William J. Morgan
	Name:	William J. Morgan		Name:	William J. Morgan
	Title:	Managing Director		Title:	Managing Director

[Incremental Amendment]

Menard, Inc., as Lender			Metropolitan West Floating Rate Income Fund, as Lender

By:	/s/ William J. Morgan
	Name:	William J. Morgan	By:	/s/ George Winn
	Title:	Managing Director		Name:	George Winn
				Title:	Senior Vice President

			By:	/s/ Eric Chan
				Name:	Eric Chan
				Title:	Senior Vice President

Figueroa CLO 2013-1, Ltd., as Lender			Figueroa CLO 2013-2, Ltd., as Lender

By:	/s/ George Winn		By:	/s/ George Winn
	Name:	George Winn		Name:	George Winn
	Title:	Senior Vice President		Title:	Senior Vice President

By:	/s/ Eric Chan		By:	/s/ Eric Chan
	Name:	Eric Chan		Name:	Eric Chan
	Title:	Senior Vice President		Title:	Senior Vice President

Sound Point CLO I, LTD., as a Lender			Sound Point CLO III, LTD., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager			By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Mike Abatemarco		By:	/s/ Mike Abatemarco
	Name:	Mike Abatemarco		Name:	Mike Abatemarco
	Title:	Director of Operations		Title:	Managing Director

[Incremental Amendment]

COMMONWEALTH OF PENNSYLVANIA, as a Lender			Sound Point Senior Floating Rate Master Fund, LP., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager			By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Mike Abatemarco		By:	/s/ Mike Abatemarco
	Name:	Mike Abatemarco		Name:	Mike Abatemarco
	Title:	Director of Operations		Title:	Director of Operations

SOUND POINT FLOATING RATE INCOME FUND, as a Lender			WhiteHorse VII, Ltd., as Lender

By: Sound Point Capital Management, LP as Collateral Manager			By: H.I.G. WhiteHorse Capital, LLC as Collateral Manager

			By:	/s/ Richard Siegel
By:	/s/ Mike Abatemarco			Name:	Richard Siegel
	Name:	Mike Abatemarco		Title:	Authorized Officer
	Title:	Director of Operations

Atrium X, as Lender			Atrium VII, as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager			By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farah		By:	/s/ Louis Farah
	Name:	Louis Farah		Name:	Louis Farah
	Title:	Authorized Signatory		Title:	Authorized Signatory

Atrium VIII, as Lender			Bentham Wholesale Syndicated Loan Fund, as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager			By: Credit Suisse Asset Management, LLC, as Agent (Sub-advisor) to Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund
By:	/s/ Louis Farah
	Name:	Louis Farah
	Title:	Authorized Signatory	By:	/s/ Louis Farah
				Name:	Louis Farah
				Title:	Authorized Signatory

[Incremental Amendment]

Credit Suisse Nova (LUX), as Lender			Madison Park Funding VII, Ltd., as Lender

By: Credit Suisse Asset Management, LLC, or Credit Suisse Asset Management Limited, each as Co-Investment Advisor to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)			By: Credit Suisse Asset Management, LLC, as portfolio manager
			By:	/s/ Louis Farah
				Name:	Louis Farah
				Title:	Authorized Signatory
By:	/s/ Louis Farah
	Name:	Louis Farah
	Title:	Authorized Signatory

Madison Park Funding VIII, Ltd., as Lender			Commonwealth of Pennsylvania Treasury Department, as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager			By: Credit Suisse Asset Management, LLC, as its investment advisor

By:	/s/ Louis Farah
	Name:	Louis Farah	By:	/s/ Louis Farah
	Title:	Authorized Signatory		Name:	Louis Farah
				Title:	Authorized Signatory

Credit Suisse Dollar Senior Loan Fund, Ltd., as Lender			CAVALRY CLO II, as Lender

By: Credit Suisse Asset Management, LLC, as investment manager			By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Louis Farah		By:	/s/ William J. Heffron
	Name:	Louis Farah		Name:	William J. Heffron
	Title:	Authorized Signatory		Title:	Authorized Signatory

[Incremental Amendment]